THE
WALL
STREET
FUND  INC.
                                 ANNUAL REPORT
                               DECEMBER 31, 2002

                         A diversified mutual fund that
                          invests in common stocks of
                           growth-oriented companies.

THE WALL STREET FUND, INC.
SCHEDULE OF INVESTMENTS
December 31, 2002

  SHARES                                                              VALUE
  ------                                                              -----
             COMMON STOCKS - 96.75%

             AEROSPACE - 10.81%
   12,500    Cubic Corporation                                     $   230,375
    2,000    FLIR Systems, Inc.*<F1>                                    97,600
   15,000    Frequency Electronics, Inc.                               153,450
    2,500    L-3 Communications
               Holdings, Inc.*<F1>                                     112,275
    1,500    Northrop Grumman
               Corporation                                             145,500
    5,000    Raytheon Company                                          153,750
    5,000    Rockwell Collins, Inc.                                    116,300
    5,500    United Defense
               Industries, Inc.*<F1>                                   128,150
    1,200    United Technologies
               Corporation                                              74,328
    2,000    Veridian Corporation*<F1>                                  42,680
                                                                   -----------
                                                                     1,254,408
                                                                   -----------

             BANKS - 1.02%
    2,200    Abigail Adams National
               Bancorp, Inc.                                            33,000
    4,000    U.S. Bancorp                                               84,880
                                                                   -----------
                                                                       117,880
                                                                   -----------

             BIOTECHNOLOGY - 8.01%
    2,000    Amgen Inc.*<F1>                                            96,680
    2,000    Celgene Corporation*<F1>                                   42,940
    3,500    Chiron Corporation*<F1>                                   131,600
    2,500    Enzon Pharmaceuticals, Inc.*<F1>                           41,800
    5,000    Genzyme Corporation*<F1>                                  147,850
    2,500    Gilead Sciences, Inc.*<F1>                                 85,000
    7,500    Martek Biosciences
               Corporation*<F1>                                        188,700
    5,000    MedImmune, Inc.*<F1>                                      135,850
    7,500    Millennium
               Pharmaceuticals, Inc.*<F1>                               59,550
                                                                   -----------
                                                                       929,970
                                                                   -----------

             CHEMICALS - 2.42%
    3,000    Albemarle Corporation                                      85,350
    8,000    RPM International, Inc.                                   122,240
    1,500    Sigma-Aldrich Corporation                                  73,050
                                                                   -----------
                                                                       280,640
                                                                   -----------

             ELECTRICAL EQUIPMENT - 1.75%
    4,000    Honeywell International Inc.                               96,000
    2,500    Textron, Inc.                                             107,475
                                                                   -----------
                                                                       203,475
                                                                   -----------

             ELECTRONICS - 2.17%
    5,000    Microchip Technology
               Incorporated                                            122,250
   15,000    Motorola, Inc.                                            129,750
                                                                   -----------
                                                                       252,000
                                                                   -----------

             ENERGY - 5.68%
    2,000    Anadarko Petroleum
               Corporation                                              95,800
    2,000    Apache Corporation                                        113,980
    2,500    GlobalSantaFe Corporation                                  60,800
    5,000    Marathon Oil Corporation                                  106,450
    5,000    Transocean Inc.*<F1>(1)<F2>                               116,000
    4,000    Veritas DGC Inc.*<F1>                                      31,600
   22,500    The Williams Companies, Inc.                               60,750
    3,000    XTO Energy, Inc.                                           74,100
                                                                   -----------
                                                                       659,480
                                                                   -----------

             FOOD SERVICES - 0.51%
    2,000    Sysco Corporation                                          59,580
                                                                   -----------

             HEALTH CARE - 5.99%
    2,000    C. R. Bard, Inc.                                          116,000
   20,000    Elan Corporation plc - ADR*<F1>(1)<F2>                     49,200
   19,000    Elan Corporation plc -
               Contingent Value Rights*<F1>(1)<F2>                          19
    7,500    First Health Group Corp.*<F1>                             182,625
    2,000    Johnson & Johnson                                         107,420
    2,000    Laboratory Corporation
               of America Holdings*<F1>                                 46,480
    2,000    Medtronic, Inc.                                            91,200
    2,500    Pfizer Inc.                                                76,425
    3,000    US Oncology, Inc.*<F1>                                     26,010
                                                                   -----------
                                                                       695,379
                                                                   -----------

             INSTRUMENTATION - 1.07%
    5,000    Applied Materials, Inc.*<F1>                               65,150
   15,000    Kopin Corporation*<F1>                                     58,800
                                                                   -----------
                                                                       123,950
                                                                   -----------

             MACHINERY - 0.95%
    2,000    Briggs & Stratton Corporation                              84,940
   10,000    Flow International Corporation*<F1>                        25,500
                                                                   -----------
                                                                       110,440
                                                                   -----------

             METALS & MINING - 4.40%
    7,000    Barrick Gold Corporation(1)<F2>                           107,870
   20,000    Central Fund of Canada
               Limited - Class A(1)<F2>                                 95,400
    8,000    Newmont Mining Corporation                                232,240
    6,500    Placer Dome Inc.(1)<F2>                                    74,750
                                                                   -----------
                                                                       510,260
                                                                   -----------

             OFFICE EQUIPMENT - 3.73%
   12,000    Cray, Inc.*<F1>                                            92,040
    9,000    Dell Computer Corporation*<F1>                            240,660
   10,000    Network Appliance, Inc.*<F1>                              100,000
                                                                   -----------
                                                                       432,700
                                                                   -----------

             PUBLISHING, VIDEO, BROADCAST - 2.90%
    5,000    AOL Time Warner Inc.*<F1>                                  65,500
    4,000    The Dun & Bradstreet
               Corporation*<F1>                                        137,960
    6,000    EchoStar Communications
               Corporation - Class A*<F1>                              133,560
                                                                   -----------
                                                                       337,020
                                                                   -----------

             RETAIL - 4.57%
    7,000    The Home Depot, Inc.                                      167,720
    2,500    Starbucks Corporation*<F1>                                 50,950
    7,000    Tiffany & Co.                                             167,370
    4,000    V. F. Corporation                                         144,200
                                                                   -----------
                                                                       530,240
                                                                   -----------

             SEMICONDUCTORS - 9.60%
    6,000    Altera Corporation*<F1>                                    73,980
    5,000    Analog Devices, Inc.*<F1>                                 119,350
    8,000    Fairchild Semiconductor
               International, Inc. - Class A*<F1>                       85,680
    7,000    Foundry Networks, Inc.*<F1>                                49,280
    7,500    Intel Corporation                                         116,775
    2,500    KLA-Tencor Corporation*<F1>                                88,425
    5,000    Micron Technology, Inc.*<F1>                               48,700
    8,000    Rambus Inc.*<F1>                                           53,680
   12,000    RF Micro Devices, Inc.*<F1>                                87,960
   10,000    Taiwan Semiconductor
               Manufacturing Company
               Ltd. - ADR*<F1>(1)<F2>                                   70,500
    5,000    Texas Instruments Incorporated                             75,050
   20,000    Vitesse Semiconductor
               Corporation*<F1>                                         43,700
    5,000    Xilinx, Inc.*<F1>                                         103,000
    7,000    Zoran Corporation*<F1>                                     98,490
                                                                   -----------
                                                                     1,114,570
                                                                   -----------

             SERVICES - 10.86%
    3,500    Amazon.com, Inc.*<F1>                                      66,115
    5,500    Cintas Corporation                                        251,625
    3,500    Computer Sciences
               Corporation*<F1>                                        120,575
    1,000    eBay Inc.*<F1>                                             67,820
    5,000    FreeMarkets, Inc.*<F1>                                     32,195
    8,000    GTECH Holdings Corporation*<F1>                           222,880
   80,000    iVillage Inc.*<F1>                                         75,200
    4,000    Kroll Inc.*<F1>                                            76,320
   30,000    SPACEHAB, Incorporated*<F1>                                26,400
    8,000    UTStarcom, Inc.*<F1>                                      158,640
   10,000    Yahoo! Inc.*<F1>                                          163,500
                                                                   -----------
                                                                     1,261,270
                                                                   -----------

             SOFTWARE - 9.79%
    4,000    Adobe Systems Incorporated                                 99,204
    5,000    BEA Systems, Inc.*<F1>                                     57,350
    3,500    BMC Software, Inc.*<F1>                                    59,885
   22,000    Bottomline Technologies, Inc.*<F1>                        132,880
    3,000    Citrix Systems, Inc.*<F1>                                  36,960
    3,000    Kronos Incorporated*<F1>                                  110,970
   10,000    Lawson Software, Inc.*<F1>                                 57,500
   10,000    MapInfo Corporation*<F1>                                   55,500
    2,000    Microsoft Corporation*<F1>                                103,400
   25,000    Openwave Systems Inc.*<F1>                                 50,000
    5,000    PeopleSoft, Inc.*<F1>                                      91,500
   10,000    Red Hat, Inc.*<F1>                                         59,100
   12,000    RSA Security Inc.*<F1>                                     71,880
   17,984    SoftBrands, Inc.*<F1>                                           1
    2,500    Take-Two Interactive
               Software, Inc.*<F1>                                      58,725
   15,000    The TriZetto Group, Inc.*<F1>                              92,100
                                                                   -----------
                                                                     1,136,955
                                                                   -----------

             TELECOMMUNICATIONS - 10.09%
    6,500    AO VimpelCom - ADR*<F1>(1)<F2>                            208,065
   16,000    Applied Signal
               Technology, Inc.*<F1>                                   189,600
    2,000    CenturyTel, Inc.                                           58,760
    5,000    China Mobile
               Limited - ADR*<F1>(1)<F2>                                60,400
   15,000    CIENA Corporation*<F1>                                     77,100
    5,000    Cisco Systems, Inc.*<F1>                                   65,500
    5,000    Comcast Corporation - Class A*<F1>                        112,950
    5,000    General Communication, Inc. -
               Class A*<F1>                                             33,550
    5,084    Millicom International
               Cellular S.A.*<F1>(1)<F2>                                 9,050
    7,500    Nokia Oyj - ADR(1)<F2>                                    116,250
    5,000    QUALCOMM Inc*<F1>                                         181,950
   20,000    Sycamore Networks, Inc.*<F1>                               57,800
                                                                   -----------
                                                                     1,170,975
                                                                   -----------

             TEXTILES - 0.43%
    5,000    Playtex Products, Inc.*<F1>                                49,400
                                                                   -----------
             TOTAL COMMON STOCKS
               (Cost $12,984,844)                                   11,230,592
                                                                   -----------

PRINCIPAL
  AMOUNT
---------
             CORPORATE BONDS - 1.29%
 $150,000    AT&T Corp,
               8.625%, 12/01/2031                                      150,182
                                                                   -----------
             TOTAL CORPORATE BONDS
               (Cost $125,976)                                         150,182
                                                                   -----------
             SHORT-TERM
               INVESTMENTS - 3.01%
  349,338    First American Government
               Obligations Fund                                        349,338
                                                                   -----------
             TOTAL SHORT-TERM
               INVESTMENTS
               (Cost $349,338)                                         349,338
                                                                   -----------
             TOTAL INVESTMENTS
               (Cost $13,460,158) - 101.05%                         11,730,112
                                                                   -----------
             LIABILITIES, LESS
               OTHER ASSETS - (1.05)%                                 (121,325)
                                                                   -----------
             TOTAL NET
               ASSETS - 100.00%                                    $11,608,787
                                                                   -----------
                                                                   -----------

  *<F1> Non-income producing security.
  ADR - American Depository Receipt.
(1)<F2> Foreign Security.

                     See notes to the financial statements.

THE WALL STREET FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2002

ASSETS:
Investments, at value (cost $13,460,158)                           $11,730,112
Dividends and interest receivable                                        5,992
Receivable for investments sold                                         87,288
Prepaid expenses                                                         4,795
                                                                   -----------
     Total Assets                                                   11,828,187
                                                                   -----------

LIABILITIES:
Investment advisory fee payable                                          2,257
Shareholder servicing fee payable                                        2,544
Payable for investment securities purchased                            130,687
Payable for fund shares redeemed                                        46,944
Accrued expenses and other payables                                     36,968
                                                                   -----------
     Total Liabilities                                                 219,400
                                                                   -----------
     NET ASSETS                                                    $11,608,787
                                                                   -----------
                                                                   -----------

NET ASSETS CONSIST OF:
     Capital Stock                                                 $16,754,264
     Accumulated undistributed net realized
       loss on investments                                          (3,415,431)
     Net unrealized depreciation
       on investments                                               (1,730,046)
                                                                   -----------
     TOTAL NET ASSETS                                              $11,608,787
                                                                   -----------
                                                                   -----------

Net asset value, redemption and offering
  price per share ($11,608,787/2,383,861
  shares outstanding)                                              $      4.87
                                                                   -----------
                                                                   -----------

                     See notes to the financial statements.

THE WALL STREET FUND, INC.
STATEMENT OF OPERATIONS
For the year ended December 31, 2002

INVESTMENT INCOME:
     Dividend income (net of foreign
       withholding taxes of $177)                                  $    58,644
     Interest income                                                    24,430
                                                                   -----------
Total investment income                                                 83,074
                                                                   -----------

EXPENSES:
     Investment advisor fees (Note 4)                                   73,653
     Shareholder servicing fees (Note 4)                                36,827
     Transfer agent and accounting services                             68,568
     Administration fees                                                36,090
     Professional fees                                                  33,092
     Directors' fees and expenses                                       29,560
     Custody fees                                                       11,346
     Federal and state registration fees                                 5,991
     Reports to shareholders                                             8,681
     Insurance expense                                                   2,226
                                                                   -----------
Total operating expenses
  before expense reimbursements                                        306,034
Expense reimbursement
  from Advisor (Note 4)                                                (35,391)
                                                                   -----------
Net expenses                                                           270,643
                                                                   -----------
NET INVESTMENT LOSS                                                   (187,569)
                                                                   -----------

REALIZED AND UNREALIZED
  LOSS ON INVESTMENTS:
     Net realized loss on
       investment transactions                                      (2,356,973)
     Change in unrealized appreciation/
       depreciation on investments                                  (4,533,171)
                                                                   -----------
     Net realized and unrealized
       loss on investments                                          (6,890,144)
                                                                   -----------
NET DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                        $(7,077,713)
                                                                   -----------
                                                                   -----------

                     See notes to the financial statements.

THE WALL STREET FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS

                                                        FOR THE YEARS ENDED
                                                            DECEMBER 31,
                                                         ------------------
                                                         2002          2001
                                                         ----          ----

OPERATIONS:
   Net investment loss                              $  (187,569)   $  (183,964)
   Net realized loss on
     investment transactions                         (2,356,973)      (425,016)
   Change in unrealized
     appreciation/depreciation
     on investments                                  (4,533,171)    (4,999,494)
                                                    -----------    -----------
   Net decrease in net assets
     resulting from operations                       (7,077,713)    (5,608,474)
                                                    -----------    -----------

DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
   Net realized gains                                        --       (207,715)
                                                    -----------    -----------

CAPITAL SHARE
  TRANSACTIONS:
   Proceeds from shares sold                          1,042,031      3,957,696
   Issued as reinvestment
     of dividends                                            --        197,650
   Cost of shares redeemed                           (1,763,974)    (1,506,958)
                                                    -----------    -----------
   Net increase (decrease)
     in net assets resulting from
     capital share transactions                        (721,943)     2,648,388
                                                    -----------    -----------

TOTAL DECREASE
  IN NET ASSETS                                      (7,799,656)    (3,167,801)

NET ASSETS:
   Beginning of period                               19,408,443     22,576,244
                                                    -----------    -----------
   End of period                                    $11,608,787    $19,408,443
                                                    -----------    -----------
                                                    -----------    -----------

                     See notes to the financial statements.

THE WALL STREET FUND, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 2002

1. ORGANIZATION

   The Wall Street Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end diversified management investment company. The principal investment objective of the Fund is growth of capital. To achieve this objective the Fund normally invests in common stocks which, in the opinion of the investment advisor, offer prospects of sustained growth.

2. SIGNIFICANT ACCOUNTING POLICIES

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

(a) Investment Valuation - Securities which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded. Securities traded on the over-the-counter market and listed securities for which there were no transactions are valued at the mean between the closing bid and asked prices. Debt instruments maturing within 60 days are valued by the amortized cost method. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Wall Street Management Corporation (the "Advisor") pursuant to guidelines established by the Board of Directors.

(b) Federal Income and Excise Taxes - The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net investment company taxable income and net capital gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required.

(c) Distributions to Shareholders - Dividends from net investment income are declared and paid annually. Distributions of net realized capital gains, if any, will be declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The Fund may periodically make reclassifications among certain of its capital accounts as a result of the recognition and characterization of certain income and capital gain distributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles.

(d) Securities Transactions and Investment Income - Investment transactions are recorded on the trade date for financial statement purposes. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Acquisition and market discounts are amortized over the life of the security.

3. INVESTMENT TRANSACTIONS

   Purchases and sales of securities for the period ended December 31, 2002, excluding short-term investments, aggregated $17,850,433 and $18,506,286 respectively. There were no purchases or sales of long-term U.S. government securities.

4. INVESTMENT ADVISOR

   The Fund has an investment advisory agreement with Wall Street Management Corporation. ("WSMC" or the "Advisor"). The Advisory agreement provides for advisory fees at an annual rate of 0.50% of the Fund's average daily net assets. The present advisory agreement also provides for the Advisor to reimburse the Fund for any expenses (including the advisor fee but excluding taxes, interest and brokerage fees and extraordinary expenses incurred in connection with any matter not in the ordinary course of business of the Fund) over 2.00% of the first $10,000,000, 1.50% of the next $20,000,000 and 1.00% of any balance of the average daily net assets of the Fund.

   The Fund has a shareholder servicing agreement (a "Servicing Agreement") with the Advisor pursuant to which the Advisor may compensate certain persons who provide shareholder services, including answering customer inquiries, assisting in processing purchase, exchange and redemption transactions and furnishing Fund communications to shareholders. For services provided under the Servicing Agreement, the Advisor receives fees from the Fund at an annual rate of 0.25% of the average daily net assets. For the year ended December 31, 2002, the Advisor received $36,827 in shareholder servicing fees.

   The Advisor also serves as the Fund's principal underwriter. Certain of the officers and directors of the Fund are officers and directors of WSMC.

5. SHARES OF COMMON STOCK

   Transactions in shares of common stock were as follows:

                                   Year Ended                  Year Ended
                                December 31, 2002          December 31, 2001
                             ----------------------      ----------------------
                                 $          Shares          $           Shares
                             --------      --------      --------      --------
Shares sold                 $1,042,031      171,084     $3,957,696     454,296
Shares issued
  to holders in
  reinvestment
  of dividends                      --           --        197,650      32,295
Shares
  redeemed                  (1,763,974)    (324,823)    (1,506,958)   (186,722)
                            ----------    ---------     ----------   ---------
Net increase
  (decrease)                 $(721,943)    (153,739)    $2,648,388     299,869
                            ----------                  ----------
                            ----------                  ----------
Shares
  Outstanding:
Beginning
  of Period                               2,537,600                  2,237,731
                                          ---------                  ---------
End of Period                             2,383,861                  2,537,600
                                          ---------                  ---------
                                          ---------                  ---------

6. INFORMATION FOR FEDERAL INCOME TAX PURPOSES

Cost of Investments                                                $13,485,871

Gross Unrealized Appreciation                                      $ 1,052,731
Gross Unrealized Depreciation                                       (2,808,490)
                                                                   -----------
Net Unrealized Depreciation On Investments                         $(1,755,759)
                                                                   -----------
                                                                   -----------

Undistributed Ordinary Income                                      $        --
Undistributed Long-Term Gain                                       $        --

   The primary difference between the cost amount for book purposes and tax purposes is due to deferred wash sale losses.

   The tax components of dividends and long-term capital gain distributions paid during the year ended December 31, 2002, and capital loss carryovers as of December 31, 2002, and tax-basis post-October loss deferrals (recognized for tax purposes on January 1, 2003) are as follows:

                   Long-Term           Net              Capital
 Ordinary           Capital          Capital              Loss          Post -
  Income             Gains             Loss            Carryover       October
Dividends        Distributions      Carryover          Expiration        Loss
---------        -------------      ---------          ----------      -------
   $--                $--           $1,037,089            2009         $742,100
                                    $1,610,529            2010

   On a tax basis, the Fund paid an ordinary income distribution of $207,715 during the year ended December 31, 2001.

                           THE WALL STREET FUND, INC.
                              FINANCIAL HIGHLIGHTS
    Selected per share data is based on a share of common stock outstanding throughout each period.

                                                                         YEAR ENDED DECEMBER 31,
                                       2002     2001     2000     1999     1998        1997      1996     1995    1994     1993
                                       ----     ----     ----     ----     ----        ----      ----     ----    ----     ----

PER SHARE DATA:
Net asset value,
 beginning of period                  $  7.65  $ 10.09  $ 12.43 $  9.39   $  7.34    $  7.96    $  8.19 $  7.42  $  8.03  $  7.60
                                      -------  -------  ------- -------   -------    -------    ------- -------  -------  -------

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(1)<F3>              (0.08)   (0.07)   (0.10)  (0.10)    (0.11)     (0.08)     (0.06)  (0.03)   (0.02)   (0.02)
Net realized and unrealized
 gains (losses) on investments          (2.70)   (2.29)    0.76    5.73      2.39      (0.13)      0.98    2.60    (0.38)    1.00
                                      -------  -------  ------- -------   -------    -------    ------- -------  -------  -------
Total from investment operations        (2.78)   (2.36)    0.66    5.63      2.28      (0.21)      0.92    2.57    (0.40)    0.98
                                      -------  -------  ------- -------   -------    -------    ------- -------  -------  -------

LESS DISTRIBUTIONS:
Distributions from net realized gains
 from security transactions                --    (0.08)   (3.00)  (2.59)    (0.23)     (0.41)     (1.15)  (1.80)   (0.21)   (0.55)
                                      -------  -------  ------- -------   -------    -------    ------- -------  -------  -------
Total distributions                        --    (0.08)   (3.00)  (2.59)    (0.23)     (0.41)     (1.15)  (1.80)   (0.21)   (0.55)
                                      -------  -------  ------- -------   -------    -------    ------- -------  -------  -------

Net asset value, end of period        $  4.87  $  7.65  $ 10.09 $ 12.43   $  9.39    $  7.34    $  7.96 $  8.19  $  7.42  $  8.03
                                      -------  -------  ------- -------   -------    -------    ------- -------  -------  -------
                                      -------  -------  ------- -------   -------    -------    ------- -------  -------  -------

Total return(2)<F4>                    (36.34)% (23.15)%   3.41%  62.88%    31.40%     (2.37)%    11.45%  36.50%   (4.86)%  13.17%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (000's)     $11,609  $19,408  $22,576 $22,118   $18,319    $15,577    $15,939 $14,383  $11,080  $11,561
Ratio of operating expenses to average
 net assets, before reimbursement        2.08%    1.70%    1.45%   1.92%     1.89%      1.82%      1.84%   2.02%    2.12%    2.04%
Ratio of operating expenses to average
 net assets, net of reimbursement        1.84%    1.68%    1.45%   1.80%(3)  1.89%(3)   1.82%      1.82%   1.90%    1.96%    1.96%
                                                                        <F5>      <F5>
Ratio of net investment loss to average
 net assets, before reimbursement       (1.52)%  (0.95)%  (0.71)% (1.23)%   (1.33)%    (0.96)%    (0.70)% (0.50)%  (0.47)%  (0.31)%
Ratio of net investment loss to average
 net assets, net of reimbursement       (1.28)%  (0.93)%  (0.71)% (1.11)%(3)(1.33)%(3) (0.96)%    (0.68)% (0.38)%  (0.31)%  (0.23)%
                                                                         <F5>      <F5>
Portfolio turnover rate                124.51%  110.24%   92.59% 104.18%   165.84%    121.12%    142.11% 143.27%   89.01%  107.22%

(1)<F3> Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(2)<F4> These returns do not include the effect of the Fund's sales charge, which was discontinued on September 1, 2001.
(3)<F5> These ratios would have been 0.09% lower with the reimbursement of 1998 expenses included therein.

                     See notes to the financial statements.

REPORT OF INDEPENDENT ACCOUNTANTS

To The Board of Directors and Shareholders of
The Wall Street Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Wall Street Fund, Inc. (the "Fund") at December 31, 2002, and the results of its operations, the changes in its net assets and its financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Milwaukee,Wisconsin
February 3, 2003

                        COMPARISON OF CHANGE IN VALUE OF
                               $10,000 INVESTMENT

    DATE      WALL STREET FUND   RUSSELL 2000 INDEX   RUSSELL 2500 GROWTH INDEX
    ----      ----------------   ------------------   -------------------------
  12/31/92         $10,000             $10,000                 $10,000
  12/31/93         $11,317             $11,888                 $11,214
  12/31/94         $10,767             $11,672                 $11,071
  12/31/95         $14,699             $14,992                 $14,784
  12/31/96         $16,381             $17,464                 $17,012
  12/31/97         $15,994             $21,369                 $19,523
  12/31/98         $21,016             $20,825                 $20,128
  12/31/99         $34,230             $25,252                 $31,295
  12/31/00         $35,398             $24,489                 $26,259
  12/31/01         $27,204             $25,099                 $23,415
  12/31/02         $17,318             $19,959                 $16,603

                          AVERAGE ANNUAL TOTAL RETURN

                                             1 Yr        5 Yr      10 Yr
                                             ----        ----      -----
          Wall Street Fund                 (36.34)%     1.60%      5.64%
          Russell 2000 Index               (20.49)%    (1.36)%     7.16%
          Russell 2500 Growth Index        (29.10)%    (3.19)%     5.20%

The chart assumes an initial investment of $10,000. Performance reflects fee waivers. In the absence of fee waivers, the total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. The performance information shown represents past performance and should not be interpreted indicative of the Fund's future performance. Return and share price will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Dear Shareholders,

                            Exit, pursued by a bear.
                                                       William Shakespeare, 1610

                       You may fire when ready, Gridley.
                                                      Admiral George Dewey, 1898

Shakespeare's famous stage direction provides an apt commentary on the year just ended. A year of scandals, bankruptcies, investor dismay, punctuated by the beating of war drums; a year of waning consumer confidence, rising unemployment, lackluster business investment, all leading to profitless growth in the economy. The end result was a third straight decline in the equity markets, with widespread concern over what the future holds. The long expansion created excesses: in valuation, in supply, in expectations. It has taken the better part of three years to work through these excesses. The actions of the government, of corporations, and even of individuals during this process have set the stage for renewed growth in the economy. This growth will be reflected in the market well before it is confirmed in the press. We will discuss some reasons for optimism amongst this gloom, and share with you our positive outlook for the coming several years.

In the period immediately after Y2K, the government was running a surplus, while the Fed was also removing liquidity from the system; it was no surprise that the economy began to contract. Now, however, we are in a very different situation. The Fed is pursuing a decidedly accommodative strategy, and the government is engaged in deficit spending as its proper course in treacherous times. In the past, this aggressive confluence of fiscal and monetary policy has always had positive results. The confluence has always been linked to dramatic changes in world affairs, changes in political fortunes in Washington, as well as rapid technological change. Notably, this confluence has appeared in the form of a twenty-year cycle, which may be significant, or may be coincidence. Nonetheless, the parallels are evident.

In the last century, multi-year periods roughly commencing in 1922, 1942, 1962, and 1982 were characterized by strong fiscal and monetary stimulus far above the previous annual averages. A doubling of equity prices accompanied the accelerating corporate earnings, as these stimulus packages gained traction. The years preceding these market boom periods are also characterized by serious investor pessimism and continued skepticism from years of frustration and substandard economic growth.

In the 1920's, Treasury Secretary Andrew Mellon advocated tax relief as a response to the dismal postwar economy. These measures, notably those of the Coolidge administration, were coupled with liberal monetary growth and the driving forces of new technologies in the automotive, aviation and communications industries. This fueled the roaring 20's: ironically, the last great bubble experienced by our nation before this recent one. Twenty years later, with America's entry into WWII, massive Federal spending for the war effort, the monetization of debt and an aggressive monetary expansion led to soaring corporate profits and a buoyant stock market after the dismal performance of the 1930's.

Following the sluggish economy of the late 1950's, which was marked once again by surpluses and fiscal drag, the Kennedy-era tax cuts were accompanied by deficit spending and expansion of the monetary base. These took place in an environment where military spending was on the rise to 4% of GDP, both to meet the challenges of the Cold War and the demands of the space race. Twenty years ago, Reagan tax cuts, an increase in defense spending to break the "evil empire," and an expansionary Federal Reserve under Paul Volcker, led to the renewal of growth after the "economic malaise" of the late 1970's. Corporate profits boomed and the market doubled.

Not surprisingly, at the start of each of these last four periods, investor sentiment and confidence in the future was dismal. Today, the very same conditions exist. On the policy side, Federal deficit spending is again stimulative at 3% of GDP; military and "homeland defense" budgets are increasing by several hundred billion dollars. With the Republicans controlling the agenda, the Bush tax cuts will be accelerated. Together with monetary base expansion and Federal Reserve purchases of Treasury debt, we are finally seeing the offset to the most recent policy blunders of surpluses and monetary contraction.
Corporate revenue and profits are beginning a discernible rise from a depressed base, and increased capital expenditures from the defense sector will expand across other areas, notably high tech.

We have completed a period where corporations have suffered from the reluctance or the inability to spend money. We believe that the continued drive for productivity and revenue enhancement will dictate renewed spending and a loosening of austere capital budgets. The purchasing manager's data released on January 2 may suggest that this has begun. We have completed a period where many of the excesses have been liquidated in the bankruptcy courts, written off banks' books, and have been eliminated from investors' portfolios. We have begun a period where corporations are taking a circumspect look at how they communicate with Wall Street, affording themselves time and the luxury of focusing on the long term, beyond 90 days. If more companies take a leadership role in reducing the market addiction for quarterly updates, perhaps we can all think long term again. Consider all of the bad short-term decisions made by companies in response to the much ballyhooed, but in hindsight illegitimate, practices of competitors. The actions of the New York State Attorney General, among others, have begun the much-needed process of curbing abuses and the appearance of impropriety. In short, the investing climate is improving rapidly.

The economy is the driver of the market, and the market is, at its best, an anticipatory mechanism, at worst, an emotional wasteland. Despite the obvious and well-documented risks at home and abroad today, we believe that these have been substantially discounted, and that actual investment risks are low. As the uncertainties of the Saddam Hussein dictatorship are resolved, the aggressive confluence of fiscal and monetary policy will once again lead to solid gains in the years ahead, particularly for the small and medium size growth companies in which your fund invests. There is currently some $2 trillion on the sidelines in taxable money market funds; like Dewey's fleet steaming into Manila Bay, consider that its restoration to the market will truly be a powerful force. You may fire when ready, Gridley!

January 30, 2003

                                             Sincerely,

                                             /s/ Robert P. Morse

                                             Robert P. Morse
                                             President

                             ADDITIONAL INFORMATION

Information about Directors and Officers
----------------------------------------

The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below. The SAI includes additional information about the Fund's officers and directors and is available, without charge, upon request by calling 1-800-443-4693.

                                                                                            # OF PORTFOLIOS IN
                                           TERM OF                                          FUND COMPLEX
                            POSITION(S)    OFFICE AND   PRINCIPAL                           OVERSEEN       OTHER DIRECTORSHIPS
NAME, ADDRESS               HELD WITH      LENGTH OF    OCCUPATION (S) DURING               BY DIRECTOR    HELD BY DIRECTOR
AND AGE                     THE FUND       TIME SERVED  PAST FIVE YEARS                     OR OFFICER     OR OFFICER
-------------               -----------    -----------  ---------------------               -------------  -------------------
NON-INTERESTED
DIRECTORS:
----------
Clifton H.W. Maloney        Independent    Since 1985   President, C.H.W.                         1        Interpool, Inc. (NYSE);
Suite 2010                  Director                    Maloney & Co., Inc., an                            Chromium Industries,
708 Third Avenue                                        investment banking firm,                           Inc.;  New York
New York, NY 10017                                      since 1981.                                        Foundation for Senior
Age: 65                                                                                                    Citizens, Inc.; CIVITAS

Sharon A. Queeney-Weintz    Independent    Since 1985   President, Queeney Enterprises            1        None
1306 South Lakeside Drive   Director                    since 1988, a marketing/media
Lake Worth, FL 33460                                    production company, Realtor,
Age: 60                                                 Illustrated Properties Palm
                                                        Beach Florida, since 2003.

Harlan K. Ullman, Ph.D.     Independent    Since 1984   Chairman, Killowen Group, a               1        Chairman, WTI
1245 29th Street, N.W.      Director                    consulting firm; Senior Fellow,                    Advisory Board;
Washington, DC  20007                                   The Center for Naval Analyses;                     Chairman, IIIDi2
Age: 62                                                 Senior Associate, Center for                       Advisory Board
                                                        Strategic and International
                                                        Studies, since 1987.
INTERESTED
DIRECTORS:
----------
Edward F. McCann*<F6>       Director       Since 1999   President, Enterprise                     1        Filtronic SSD; Sage
P.O. Box 155                                            Resolution, Inc. since 1998;                       Laboratories; RSI
293 Boston Post Road                                    Managing Director, Advest                          Vertex; SKEI Support
Weston, MA  02493                                       Investment Banking 1997-1998;                      Services; KEI Pearson
Age: 51                                                 Principal, Investment Banking,
                                                        Hambrecht and Quist 1989-1997.

Robert P. Morse*<F6>        Chairman,      Since 1984   President and a Director, Morse           1        Optix Networks Inc.;
230 Park Avenue             President and               Williams & Co., Inc.,                              English Speaking Union
New York, NY  10169         Director                    investment counselors, an                          of the U.S.; Society of
Age: 57                                                 investment advisor affiliate of                    Mayflower Descendants;
                                                        the Fund, since 1981; President                    Whitehead Institute of
                                                        and sole Director, Wall Street                     Biomedical Research;
                                                        Management Corporation since                       Youngs Memorial
                                                        1984, and President and Director,                  Cemetery/Theodore
                                                        Morse Williams Holding Co., Inc.                   Roosevelt Memorial
                                                        since 1986.

OFFICERS:
---------
James L. Farrell, Jr. Ph.D. Executive      Since 2002   Managing Director, Morse,                 1        Chairman, Institute for
230 Park Avenue             Vice                        Williams & Co., Inc., an                           Quantitative Research in
New York, NY  10169         President                   investment advisor affiliate of                    Finance; Trustee,
Age: 65                                                 the Fund, since 2002; Chairman,                    Research Foundation of
                                                        Farrell - S.L. Investment                          The Association for
                                                        Management, a subsidiary of                        Investment Management
                                                        Sumitomo Life Insurance                            and Research
                                                        Company 1999-2002; Chairman,
                                                        Farrell - Wako Global Investment
                                                        Management 1991-1999.

Laurence R. Golding         Vice           Since 1999   Managing Director and                     1        The Abbott House
230 Park Avenue             President                   Principal, Morse, Williams &
New York, NY  10169                                     Co., Inc. an investment advisor
Age: 47                                                 affiliate of the Fund, since 1996.

Michael R. Linburn          Vice           Since 1993   Director of Marketing, Morse,             1        Church of the
230 Park Avenue             President and               Williams & Co., Inc., an                           Incarnation; The
New York, NY  10169         Secretary                   investment advisor affiliate of                    Stanley R. and Elisabeth
Age: 69                                                 the Fund since 1992.                               G. Foundation

Jian H. Wang                Vice           Since 1998   Senior Trader, Morse,                     1        None
230 Park Avenue             President and               Williams & Co., Inc., an
New York, NY  10169         Treasurer                   investment advisor affiliate
Age: 40                                                 of the Fund, since 1998.

*<F6> Denotes a director who is an "interested person" as that term is defined in Section 2 (a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act").

DIRECTORS
Clifton H.W. Maloney
Edward F. McCann
Robert P. Morse, Chairman
Sharon A. Queeney
Harlan K. Ullman

OFFICERS
Robert P. Morse, President
James L. Farrell, Jr. Ph.D., Executive Vice President
Laurence R. Golding, Vice President
Michael R. Linburn, Vice President & Secretary
Jian H. Wang, Vice President & Treasurer

INVESTMENT ADVISOR
Wall Street Management Corporation
230 Park Avenue, Suite 1635
New York, New York 10169

CUSTODIAN
U.S. Bank, N.A.
P.O. Box 701
Milwaukee, Wisconsin  53201

ADMINISTRATOR, TRANSFER AGENT, DIVIDEND PAYING AGENT & SHAREHOLDER SERVICING
AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
P.O. Box 701
Milwaukee, Wisconsin  53201

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
100 East Wisconsin Avenue
Suite 1500
Milwaukee, Wisconsin  53202

                           THE WALL STREET FUND, INC.
                          230 Park Avenue, Suite 1635
                           New York, New York  10169
                                 (212) 856-8250
                                 1-800-443-4693
                        http://www.thewallstreetfund.com
                       e-mail: mrl@thewallstreetfund.com